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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

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                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

                                 April 16, 2004
                Date of Report (date of earliest event reported)

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                             Cox Technologies, Inc.
             (Exact name of Registrant as specified in its charter)

         North Carolina                    0-08006               86-0220617
  (State or other jurisdiction     (Commission File Number)   (I.R.S. Employer
of Incorporation or organization)                            Identification No.)

                               69 Mcadenville Road
                          Belmont, North Carolina 28012
          (Address, including zip code, of principal executive offices)

                                 (704) 825-8146
              (Registrant's telephone number, including area code)

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Item 2.    Acquisition or Disposition of Assets.

     Effective April 16, 2004, Cox Technologies, Inc. (the "Company"), a North Carolina corporation and Sensitech Inc. ("Sensitech"), a Delaware corporation, completed Sensitech's acquisition of substantially all of the assets of the Company (the "Asset Sale") pursuant to the terms of an Asset Purchase Agreement (the "Asset Purchase Agreement"), dated December 12, 2003, as amended January 29, 2004 among the Company, Sensitech and Cox Acquisition Corp., a wholly-owned subsidiary of Sensitech formed for purposes of consummating the Asset Sale. The aggregate consideration received by the Company at the closing was comprised of $10,595,589 in cash. In addition, Sensitech assumed $233,569 of the Company's payables and assumed other liabilities. At closing, Sensitech retained a $250,000 holdback amount in the Asset Sale. The final consideration is subject to adjustment based upon finalization of the Company's balance sheet as of the closing date. Under the terms of the Asset Purchase Agreement, the Company retained certain assets and liabilities in connection with the transaction, including cash, certain production equipment, office equipment, machines, tools, fixtures, furniture and certain retained liabilities.

      Following the closing of the Asset Sale, certain of the Company's employees, including David Caskey, President of the Cox Recorder Division, have terminated their employment with the Company and become employees of Sensitech.

      In connection with the Asset Sale, the Company and Sensitech entered into a Manufacturing Services Agreement under which the Company will continue to manufacture products under the Company's current specifications for a period from April 16, 2004 through June 1, 2004, unless Sensitech terminates the Manufacturing Services Agreement prior to June 1, 2004 or unless the Company agrees to extend the term of the Manufacturing Services Agreement.

      The parties completed the Asset Sale following a special meeting of the Company's shareholders on April 15, 2004, whereby the holders of a majority of the Company's common stock approved the Asset Sale and the subsequent liquidation and dissolution of the Company pursuant to the Plan of Complete
Liquidation and Dissolution (the "Plan"). The Plan provides for the orderly liquidation of the Company's remaining assets following the closing of the Asset Sale, the winding-up of the Company's business affairs, distribution of its assets and the dissolution of the Company.

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Item 7.    Financial Statements and Exhibits.

     (b)  Pro Forma Financial Information.

            The pro forma financial information will be furnished on or before June 29, 2004, upon the finalization of the balance sheet as of the closing of the Asset Sale to Sensitech.

     (c)  Exhibits.

          2.1 Asset Purchase Agreement dated December 12, 2003, as amended January 29, 2004 Among Sensitech Inc., Cox Acquisition Corp. and Cox Technologies, Inc. filed as Annex C to the Definitive Proxy filed with the SEC on March 10, 2004 and incorporated herein by reference.

          2.2 Plan of Complete Liquidation and Dissolution of Cox Technologies, Inc. filed as Annex D to the Definitive Proxy filed with the SEC on March 10, 2004 and incorporated herein by reference.

          5.1 Manufacturing Services Agreement by and between Cox Technologies, Inc. and Sensitech Inc. dated April 16, 2004.

          99.1 Press release of Cox Technologies, Inc., dated April 16, 2004.

      This Current Report on Form 8-K contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and
Section 21E of the Securities Exchange Act, as amended. The forward-looking statements contained herein involve risks and uncertainties, including those relating to the liquidation, dissolution and wind-up of the Company. For more information about the Company and risks arising when investing in or holding shares of the Company, investors are directed to the Company's most recent filings with the Securities and Exchange Commission.

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                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                    COX TECHNOLOGIES, INC.
                                                    a North Carolina corporation

Dated: April 16, 2004
                                                    By: /s/  Brian D. Fletcher
                                                    ----------------------------
                                                    Co-Chief Executive Officer